Investor Presentation Healthpeak Properties September 2022 Vantage Phase I (Rendering) South San Francisco, CAVantage Phase I (Rendering) South San Francisco, CA

Disclaimers This Healthpeak Properties, Inc. (the “Company”) presentation is solely for your information, is subject to change and speaks only as of the date hereof. This presentation is not complete and is only a summary of the more detailed information included elsewhere, including in our Securities and Exchange Commission (“SEC”) filings. No representation or warranty, express or implied, is made and you should not place undue reliance on the accuracy, fairness or completeness of the information presented. Forward-Looking Statements Statements contained in this presentation that are not historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof. Examples of forward-looking statements include, among other things, (i) statements regarding timing, outcomes and other details relating to current, pending or contemplated acquisitions, dispositions, transitions, developments, redevelopments, densifications, joint venture transactions, leasing activity and commitments, capital recycling plans, financing activities, or other transactions; (ii) development, densification and land bank opportunities; (iii) outlooks related to life science, medical office and CCRCs; and (iv) potential capital sources and uses. You should not place undue reliance on these forward-looking statements. Pending acquisitions, dispositions and leasing activity, including those that are subject to binding agreements, remain subject to closing conditions and may not close within the anticipated timeframes or at all. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Further, we cannot guarantee the accuracy of any such forward-looking statement contained in this presentation, and such forward-looking statements are subject to known and unknown risks and uncertainties that are difficult to predict. These risks and uncertainties include, but are not limited to: the Covid pandemic and health and safety measures intended to reduce its spread, the availability, effectiveness and public usage and acceptance of vaccines, and how quickly and to what extent normal economic and operating conditions can resume within the markets in which we operate; the ability of our existing and future tenants, operators and borrowers to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and manage their expenses in order to generate sufficient income to make rent and loan payments to us and our ability to recover investments made, if applicable, in their operations; increased competition, operating costs and market changes affecting our tenants, operators and borrowers; the financial condition of our tenants, operators and borrowers, including potential bankruptcies and downturns in their businesses, and their legal and regulatory proceedings; our concentration of real estate investments in the healthcare property sector, which makes us more vulnerable to a downturn in a specific sector than if we invested in multiple industries and exposes us to the risks inherent in illiquid investments; our ability to identify and secure replacement tenants and operators and the potential renovation costs and regulatory approvals associated therewith; our property development, redevelopment and tenant improvement activity risks, including project abandonments, project delays and lower profits than expected; changes within the life science industry; high levels of regulation, funding requirements, expense and uncertainty faced by our life science tenants; the ability of the hospitals on whose campuses our medical office buildings (“MOBs”) are located and their affiliated healthcare systems to remain competitive or financially viable; our ability to maintain or expand our hospital and health system client relationships; operational risks associated with third party management contracts, including the additional regulation and liabilities of our RIDEA lease structures; economic and other conditions that negatively affect geographic areas from which we recognize a greater percentage of our revenue; uninsured or underinsured losses, which could result in significant losses and/or performance declines by us or our tenants and operators; our investments in joint ventures and unconsolidated entities, including our lack of sole decision making authority and our reliance on our partners’ financial condition and continued cooperation; our use of fixed rent escalators, contingent rent provisions and/or rent escalators based on the Consumer Price Index; competition for suitable healthcare properties to grow our investment portfolio; our ability to foreclose on collateral securing our real estate-related loans; our ability to make material acquisitions and successfully integrate them; the potential impact on us and our tenants, operators and borrowers from litigation matters, including rising liability and insurance costs; an increase in our borrowing costs, including due to higher interest rates; the availability of external capital on acceptable terms or at all, including due to rising interest rates, changes in our credit ratings and the value of our common stock, volatility or uncertainty in the capital markets, and other factors; cash available for distribution to stockholders and our ability to make dividend distributions at expected levels; our ability to manage our indebtedness level and covenants in and changes to the terms of such indebtedness; changes in global, national and local economic and other conditions; laws or regulations prohibiting eviction of our tenants; the failure of our tenants, operators and borrowers to comply with federal, state and local laws and regulations, including resident health and safety requirements, as well as licensure, certification and inspection requirements; required regulatory approvals to transfer our senior housing properties; compliance with the Americans with Disabilities Act and fire, safety and other regulations; the requirements of, or changes to, governmental reimbursement programs such as Medicare or Medicaid; legislation to address federal government operations and administration decisions affecting the Centers for Medicare and Medicaid Services; our participation in the CARES Act Provider Relief Fund and other Covid- related stimulus and relief programs; provisions of Maryland law and our charter that could prevent a transaction that may otherwise be in the interest of our stockholders; environmental compliance costs and liabilities associated with our real estate investments; our ability to maintain our qualification as a real estate investment trust (“REIT”); changes to U.S. federal income tax laws, and potential deferred and contingent tax liabilities from corporate acquisitions; calculating non-REIT tax earnings and profits distributions; ownership limits in our charter that restrict ownership in our stock; the loss or limited availability of our key personnel; our reliance on information technology systems and the potential impact of system failures, disruptions or breaches; and other risks and uncertainties described from time to time in our SEC filings. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made. Market and Industry Data This presentation also includes market and industry data that the Company has obtained from market research, publicly available information and industry publications. The accuracy and completeness of such information are not guaranteed. Such data is often based on industry surveys and preparers’ experience in the industry. Similarly, although Healthpeak believes that the surveys and market research that others have performed are reliable, such surveys and market research are subject to assumptions, estimates and other uncertainties and Healthpeak has not independently verified this information. Non-GAAP Financial Measures This presentation contains certain supplemental non-GAAP financial measures. While the Company believes that non-GAAP financial measures are helpful in evaluating its operating performance, the use of non-GAAP financial measures in this presentation should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP. We caution you that there are inherent limitations associated with the use of each of these supplemental non-GAAP financial measures as an analytical tool. Additionally, the Company’s computation of non-GAAP financial measures may not be comparable to those reported by other REITs. You can find reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the second quarter 2022 Discussion and Reconciliation of Non-GAAP Financial Measures available on our website. 2Investor Presentation – September 2022

Updates Since August 3rd Earnings Call

Segment	Updates
Life Science	▪ Through August, tracking to the high-end of FY segment same-store guidance (4.0% - 5.0%) ▪ Rent collections in July and August were 99+% ▪ Biotech index (XBI) up 33%[1] since hitting YTD low on May 11, resulting in an improved capital raising environment for tenants ▪ Biotech M&A has increased, including the acquisition of Turning Point Therapeutics (185,000 sq. ft. lease at the in-process Callan Ridge development) by Bristol Myers Squibb, and the announced acquisition of Global Blood Therapeutics (#6 PEAK tenant) by Pfizer
Medical Office	▪ Through August, tracking to the high-end of FY segment same-store guidance (2.5% - 3.5%) ▪ Performance driven by higher occupancy, rental rates & parking income, lower net expenses, and Medical City Dallas add rent ▪ YTD leasing through August of 2.4M sq. ft. is ~74% of full-year budget
CCRC	▪ August Average Daily Census (ADC) occupancy for Independent/Assisted/Memory Care increased 130bps from June ADC ▪ Strong non-refundable entry fee (NREF) sales trends continued in August, bringing YTD 2022 sales to 353 contracts / $61M compared to the same YTD period in 2021 with sales of 302 contracts / $50M ▪ Labor continues to improve with the portfolio experiencing five consecutive months of positive net new hires and four consecutive months of declining contract labor as of July 2022
Balance Sheet	▪ Closed on previously disclosed $500M of senior unsecured term loans; 3.5% fixed rate[2] through the initial 2027 maturities with swaps completed in August 2022 ▪ Repurchased $56M of stock at a weighted average price of $27.16/share

Healthpeak® PROPERTIES

(1) As of 8/31/2022.
(2) Entered forward-starting swaps, effectively fixing interest rate at blended rate of 3.5%, based on Healthpeak's current senior unsecured long-term debt ratings.

Investor Presentation – September 2022 | 3

Life Science Tenant Overview

Life Science Tenant Overview: Detailed Breakdown[1][2]


R&D / University 6%
Office 4%
Tech / Other 1%
Medical Device 7%
Pharma 17%
Large Cap Biotech 14%
Mid Cap Biotech 20%
Small Cap Biotech 16%
Private Biotech 15%
$568M ABR

Tenant Summary

- ~200 tenants, with the top 25 representing 50% of ABR
- Top 5 tenants are Amgen, J&J, Pfizer, Bristol Myers Squibb, and AstraZeneca, collectively comprising 21% of life science ABR
- 75% of ABR from publicly-traded tenants
- ~60% of ABR from post-revenue biotech and other companies / institutions[3]
- Only ~3% of ABR from pre-clinical biotech tenants[4]
- Pro forma Pharma percentage increases to 21% as signed leases enter the portfolio[5]

PEAK publicly-traded biotech classification criteria:

- Large Cap: market cap > $10B
- Mid Cap: market cap between $10B and $500M
- Small Cap: market cap < $500M

High-quality, diversified tenant base focused in the three core markets of South San Francisco, San Diego, and Boston

(1) Average Base Rent (ABR) as of 6/30/2022 excluding two assets held for sale and developments. Tenant classification and Top 5 tenants are pro forma for the pending acquisition of Global Blood Therapeutics by Pfizer. ABR does not include expense recoveries, additional rent in excess of floors, and non-cash revenue adjustments.
(2) Market caps for public biotech companies as of 8/31/2022.
(3) Post-revenue defined as having sales from approved products.
(4) Pre-clinical defined as not having started phase 1 of clinical trials (according to public information) and not having a mature stage parent company. Analysis excludes companies that are contract based in nature.
(5) Includes stabilized ABR from signed leases / M&A including: Novo Nordisk (107,500 sq. ft. at 65 Hayden), Astellas Pharma Inc. (154,000 sq. ft. at Vantage Phase 1 development), and Bristol Meyers Squibb's acquisition of Turning Point Therapeutics (185,000 sq. ft. at Callan Ridge development).

Healthpeak PROPERTIES
Investor Presentation – September 2022 | 5

Life Science Tenant Overview: Top 25 Tenants[1]

Rank	Parent Name	Classification	Remaining Lease Term	Markets	Market Cap ($M)	% of Life Science ABR
1	Amgen[2]	Large Cap Biotech	2.0 years	Bay Area	$128,544	8.9%
2	Johnson & Johnson[3]	Pharma	6.0 years	Bay Area / Boston	$424,192	3.8%
3	Pfizer[4]	Pharma	5.6 years	Bay Area	$253,847	3.1%
4	Bristol Myers Squibb[5]	Pharma	7.2 years	Bay Area	$143,938	2.8%
5	AstraZeneca[6]	Pharma	3.2 years	Bay Area	$191,968	2.5%
6	Arcus Biosciences	Mid Cap Biotech	9.5 years	Bay Area	$1,738	2.4%
7	Denali Therapeutics	Mid Cap Biotech	6.8 years	Bay Area	$3,413	1.9%
8	General Atomics	R&D	7.3 years	San Diego	Private	1.9%
9	Rigel[7]	Small Cap Biotech	0.6 years	Bay Area	$245	1.9%
10	Myriad Genetics	Medical Device	3.6 years	Utah / Bay Area	$1,801	1.7%
11	Sorrento Therapeutics	Mid Cap Biotech	16.5 years	San Diego	$907	1.7%
12	Allogene Therapeutics	Mid Cap Biotech	9.7 years	Bay Area	$1,972	1.6%
13	NuVasive	Medical Device	12.7 years	San Diego	$2,213	1.6%
14	Fog Pharmaceuticals	Private Biotech	8.7 years	Boston	Private	1.5%
15	Pacira	Mid Cap Biotech	8.0 years	San Diego	$2,405	1.5%
16	Adverum	Small Cap Biotech	9.5 years	Bay Area	$115	1.4%
17	Takeda	Pharma	6.3 years	Boston	$42,940	1.3%
18	ElevateBio	Private Biotech	7.7 years	Boston	Private	1.3%
19	Alector	Mid Cap Biotech	6.8 years	Bay Area	$855	1.3%
20	Forrester Research	Office	4.7 years	Boston	$789	1.2%
21	Boston Dynamics	R&D	9.8 years	Boston	Private	1.1%
22	Revolution Medicines	Mid Cap Biotech	11.4 years	Bay Area	$1,827	1.1%
23	Synthego	Private Biotech	7.9 years	Bay Area	Private	1.1%
24	Codiak	Small Cap Biotech	7.4 years	Boston	$49	1.1%
25	Alphabet[8]	Large Cap Biotech	9.5 years	Bay Area	$1,417,353	1.1%
	Total Top 25					**50.9%**

Top 25 tenants represent 50% of ABR, with ~85% of ABR from publicly-traded firms having market caps above $1B[9]

(1) Ranked by ABR. Tenant data as of 6/30/2022. Market caps as of 8/31/2022. Excludes pre-leased development projects. (2) Consists of Amgen (Nasdaq:AMGN) and Five Prime Therapeutics, which Amgen acquired in 2021. Amgen currently leases 508,000 sq. ft. on the Oyster Point Campus with expirations ranging from 12/31/22 to 1/31/24; 122,000 sq. ft. of the expiring square footage has been re-leased to date. (3) Consists of Johnson & Johnson (NYSE: JNJ), Janssen BioPharma, Inc. (acquired in 1961), and TARIS Biomedical, LLC (acquired in 2019). (4) Consists of Rinat Neuroscience (acquired in 2006) and pro forma for pending acquisition of Global Blood Therapeutics announced on August 8, 2022. (5) Consists of Bristol Myers Squibb (NYSE: BMY), MyoKardia, Inc. (acquired in 2020), Pharmion, LLC (acquired in 2019), and Juno (acquired in 2019). (6) Consists of AstraZeneca (LSE:AZN) and Portola Pharmaceuticals, Inc. (acquired in 2020). (7) Rigel lease expires in January 2023 and has been 100% re-leased to a large cap credit tenant. (8) Consists of Calico Life Sciences, LLC, a wholly-owned subsidiary. (9) Excludes Rigel as space expires in January 2023 and has been fully backfilled by a credit tenant.

Healthpeak® PROPERTIES

6

Select Recent PEAK Tenant Activity

Tenant	PEAK Statistics[1]	Commentary
GBT	The Cove, SSF 164 sq.ft. / $12M ABR	Pfizer Inc. (NYSE: PFE; $254B market cap[2]) under contract to acquire Global Blood Therapeutics for $5.4B
Turning Point Therapeutics	Callan Ridge Dev't, Torrey Pines 185 sq.ft. / $12M ABR[3]	Acquired by Bristol Myers Squibb (NYSE: BMY; $144B[2] market cap) in August for $4.1B
Senda Biosciences	Discovery Park, Cambridge 70k sq.ft. / $6M ABR	Raised $123M in August via series C financing
UNITY BIOTECHNOLOGY	Modular Labs, SSF 63k sq.ft. / $5M ABR	Raised $45M in August via secondary equity offering
C3 nano	Point Eden, Hayward 17k sq.ft. / $1M ABR	Raised $35M in August via a private debt and equity placement
REVOLUTION MEDICINES	Seaport, Redwood City 103k sq.ft. / $6M ABR	Raised $265M in July via a secondary equity offering
ANNEXON biosciences	The Shore, SSF 66k sq.ft. / $5M ABR	Raised $130M in July via private placement
SYROS	35 CPD, Cambridge 53k sq.ft. / $4M ABR	Raised $130M in July via private placement
PLIANT	Edgewater, SSF 33k sq.ft. / $2M ABR	Raised $230M in July via a secondary equity offering
WAVE LIFE SCIENCES	Hartwell, Lexington 91k sq.ft. / $5M ABR	Raised $70M in June via secondary equity offering

Healthpeak PROPERTIES

(1) Square footage and ABR as of 6/30/2022.
(2) Market caps for public biotech companies as of 8/31/2022.
(3) Represents stabilized ABR for the in-process Callan Ridge development in Torrey Pines.

Investor Presentation – September 2022 | 7

Balance Sheet

Pro Forma Balance Sheet and Liquidity(1)(2) Closed on $500M in term loans in August with delayed draw feature Entered forward-starting swaps, effectively fixing interest rate at blended rate of 3.52%(3) $2.5B of liquidity consisting of: Pro forma for term loan, remaining credit facility(4) capacity of ~$2.1B ~$300M in estimated proceeds from equity forward contracts ~$100M of cash and cash equivalents Minimal debt maturing until 2025 (1) As of June 30, 2022, pro forma for term loans closed in August 2022, depicted inclusive of extension option. Term loan proceeds of $500M expected to fund in 4Q22 and assumed to repay Revolver / CP. Excludes discount/premium and debt issuance costs. (2) Reconciliations, definitions, and important discussions regarding the usefulness and limitations of the non-GAAP financial measures used in this presentation can be found at http://ir.healthpeak.com/quarterly-results. (3) Entered forward-starting swaps, effectively fixing interest rate at blended rate of 3.5%, based on Healthpeak’s current senior unsecured long-term debt ratings. (4) Credit facility consists of commercial paper and revolver borrowings. As of June 30, 2022, our outstanding balance consists of only commercial paper borrowings. Takeaways Debt Maturity Schedule $ in millions No bonds maturing until 2025 Leverage stats here Investor Presentation – September 2022 9 For the quarter ended June 30, 2022 Net Debt to Adjusted EBITDAre 5.1x Financial Leverage 34.2% Adjusted Fixed Charge Coverage 5.9x Secured Debt Ratio 2.1% $3 $91 $46 $803 $1,843 $700 $750 $650 $750 $600 $- $300 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Thereafter Senior Unsecured Notes Unsecured Term Loan Secured Debt (incl. pro rata JV) CP Credit Facility Capacity

Select Life Science Submarket Maps

South San Francisco Aerial



East Grand / Forbes Cluster
Existing: +/- 1.4M SF
73 Acres
Healthpeak Oyster Point Cluster
Existing +/- 1.9M SF
54 Acres
Sierra Point Cluster
Existing: +/- 1.2M SF
43 Acres
101
Pointe Grand
Nexus
E. Grand Ave
Vantage
Vantage
Phase I
The Cove
Oyster Point Blvd
Healthpeak Oyster Point
The Towers
The Shore
Phase II
The Shore
Phase I / III
W
S
N
E

Existing PEAK Operations | Active Developments | Development / Redevelopment / Densification Pipeline

Healthpeak PROPERTIES Investor Presentation – September 2022 | 11

San Diego Aerial Investor Presentation – September 2022 12 University Towne Centre Sorrento MesaTorrey Pines 5 5 805 Downtown Sorrento Gateway Development Callan Ridge Development Vista Sorrento Future Development Existing Property Active Development Site Future Development Site

West Cambridge Aerial



Route 2
Route 2
Cambridge Park Cluster
Existing: +/- 1.1M SF
18 acres
Cambridge Discovery Park
Footpath
Alewife Station
87 CPD
35 CPD
101 CPD
MBTA Railway
Mooney St. Parcels
67 Smith
110 / 125 Fawcett
68 Moulton
Alewife Cluster
36 acres of income-producing properties and future densification
Concord Ave. Campus
725 Concord
25 Spinelli
10 Fawcett
Concord Ave
N
E
W
S

Assembled an additional 36 acres with future densification opportunity in Alewife to further our already market-leading position in Cambridge, which includes 18 acres at Cambridge Discovery Park and CambridgePark Drive

Existing PEAK Operations | Active Development | Development / Densification Pipeline

Healthpeak PROPERTIES Investor Presentation – September 2022 | 13

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